Our capital and liquidity	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about financial instruments [abstract]
Our capital and liquidity	Our capital and liquidityOur overriding objective when managing capital and liquidity is to safeguard the business as a going concern. Capital is allocated in a consistent and disciplined manner. Essential capital remains our priority for capital allocation. It includes sustaining capital to ensure the integrity of our assets, high-returning replacement projects and decarbonisation investment. This is followed by ordinary dividends within our well-established returns policy. We then test investment in compelling growth projects against debt management and additional cash returns to shareholders.
Our Board and senior management regularly review the capital structure and liquidity of the Group. They take into account our strategic priorities, the economic and business conditions, and any identified investment opportunities, along with the expected returns to shareholders. We expect total cash returns to shareholders over the longer term to be in a range of 40–60% of underlying earnings in aggregate through the commodity cycle.
We consider various financial metrics when managing our capital structure and liquidity risk, including total capital, net debt, gearing, the overall level of borrowings and their maturity profile, liquidity levels, future cash flows, underlying EBITDA and interest cover ratios.
Our total capital as at 31 December is shown in the table below.

	Note	2023 US$m	2022 US$m
Equity attributable to owners of Rio Tinto (see Group balance sheet)		54,586	50,175
Equity attributable to non-controlling interests (see Group balance sheet)		1,755	2,099
Net debt	19	4,231	4,188
Total capital		60,572	56,462
We have access to various forms of financing including our US Shelf Programme, European Debt Issuance Programme, Commercial Paper and
credit facilities.
In 2023, we exercised our option to extend the maturity of our US$7.5 billion multi-currency revolving credit facility by one year. The facility now matures in November 2028. The facility remained undrawn throughout the year. At 31 December 2023, the Group’s subsidiaries had available in aggregate US$558 million (2022: US$558 million) of committed borrowing facilities; these amounts are available for use by the respective holders of each facility only and are not available for use across the Group.
Our credit ratings as at 31 December, as provided by Standard & Poor’s and Moody’s Investor Services, were:

	2023	2022
Long-term rating	A/A1	A/A2
Short-term rating	A-1/P-1	A-1/P-1
Outlook	Stable/Stable	Stable/Stable
Our unified credit status is maintained through cross guarantees, which mean the contractual obligations of Rio Tinto plc and Rio Tinto Limited are automatically guaranteed by the other.
Financial liability analysisIn the table below, we summarise the maturity profile of our financial liabilities on our balance sheet based on contractual undiscounted payments as at 31 December. When the amount payable is not fixed, the amount disclosed is determined by reference to the conditions existing at the end of the reporting period. This will, therefore, not necessarily agree with the amounts disclosed as the carrying value.

	2023					2022
(Outflows)/Inflows	Within 1 year or on demand US$m	Between 1 and 2 years US$m	Between 2 and 5 years US$m	After 5 years US$m	Total US$m	Within 1 year or on demand US$m	Between 1 and 2 years US$m	Between 2 and 5 years US$m	After 5 years US$m	Total US$m
Non-derivative financial liabilities
Trade and other financial payables(a)	(5,769)	(57)	(68)	(308)	(6,202)	(5,971)	(37)	(57)	(329)	(6,394)
Expected lease liability payments	(385)	(285)	(442)	(574)	(1,686)	(329)	(235)	(344)	(606)	(1,514)
Borrowings before swaps	(845)	(17)	(2,385)	(10,011)	(13,258)	(937)	(1,425)	(1,839)	(7,389)	(11,590)
Expected future interest payments(a)	(803)	(781)	(2,156)	(4,886)	(8,626)	(668)	(603)	(1,468)	(3,141)	(5,880)
Other financial liabilities	(4)	—	—	—	(4)	—	—	—	—	—
Derivative financial liabilities(b)
Derivatives related to net debt – net settled	(161)	(87)	(163)	—	(411)	(92)	(106)	(47)	(8)	(253)
Derivatives related to net debt – gross settled(a)
– gross inflows	502	26	77	664	1,269	37	481	72	651	1,241
– gross outflows	(620)	(34)	(102)	(841)	(1,597)	(69)	(615)	(102)	(875)	(1,661)
Derivatives not related to net debt – net settled	(76)	(54)	(124)	(54)	(308)	(78)	(60)	(129)	(77)	(344)
Derivatives not related to net debt – gross settled
– gross inflows	499	—	—	—	499	71	—	—	—	71
– gross outflows	(501)	—	—	—	(501)	(71)	—	—	—	(71)
Total	(8,163)	(1,289)	(5,363)	(16,010)	(30,825)	(8,107)	(2,600)	(3,914)	(11,774)	(26,395)
(a)The interest payable at the year end is removed from trade and other financial payables and shown within expected future interest payments and derivatives related to net debt. Interest payments have been projected using interest rates applicable at the end of the applicable financial year. Where debt is subject to variable interest rates, future interest payments are subject to change in line with market rates.
(b)The maturity grouping is based on the earliest payment date.
Our weighted average debt maturity including leases and derivatives related to debt was approximately 12 years (2022: 11 years).
24 Financial instruments and risk managementRecognition and measurement
We classify our financial assets into those held at amortised cost and those to be measured at fair value either through the profit and loss (FVTPL)
or through other comprehensive income (FVOCI) based on the business model for managing the financial assets and the contractual terms of the cash flows.

Classification of financial asset	Amortised cost	Fair value through profit and loss	Fair value through other comprehensive income
Recognition and initial measurement
At initial recognition, trade receivables that
do not have a significant financing
component are recognised at their
transaction price. Other financial assets are
initially recognised at fair value plus related
transaction costs.
		The asset is initially recognised at fair value with transaction costs immediately expensed to the income statement.	The asset is initially recognised at fair value.
Subsequent measurement	Amortised cost using the effective interest method.	Fair value movements are recognised in the income statement.
Fair value gains or losses on revaluation of such equity
investments, including any foreign exchange component, are
recognised in other comprehensive income. Dividends are
recognised in the income statement when the right to receive payment is established.

Derecognition	Any gain or loss on derecognition or modification of a financial asset held at amortised cost is recognised in the income statement.	Not applicable.	When the equity investment is derecognised, there is no recycling of fair value gains or losses previously recognised in other comprehensive income to the income statement.
Borrowings and other financial liabilities (including trade payables but excluding derivative liabilities) are recognised initially at fair value, net of transaction costs incurred, and are subsequently measured at amortised cost.
24 Financial instruments and risk management continued
Financial risk management objectives
Our financial risk management objectives are:
–to have in place a robust capital structure to manage the organisation through the commodity cycle
–to allow our financial exposures, mainly commodity price, foreign exchange and interest rates to, in general, float with the market.
Our Treasury and Commercial teams manage the following key economic risks generated from our operations:
–capital and liquidity risk
–credit risk
–interest rate risk
–commodity price risk
–foreign exchange risk.
These teams operate under a strong control environment, within approved limits.
(i) Capital and liquidity risk
Our capital and liquidity risk arises from the possibility that we may not be able to settle or meet our obligations as they fall due. Refer to our capital and liquidity section on page 204.
(ii) Credit risk
Credit risk is the risk that our customers, or institutions that we hold investments with, are unable to meet their contractual obligations. We are exposed to credit risk in our operating activities (primarily from customer trade receivables); and from our investing activities that include government securities (primarily US Government), corporate and asset-backed securities, reverse re-purchase agreements, money market funds, and balances with banks and financial institutions. Refer to note 17, note 22 and note 23 for an understanding of the size of, and the credit risk related to, each balance.
(iii) Interest rate risk
Our interest rate management policy is generally to borrow and invest at floating interest rates. However, we may elect to maintain a proportion of fixed-rate funding after considering market conditions, the cost and form of funding and other related factors. After the impact of hedging, 68%
(2022: 77%) of our borrowings (including leases) were at floating rates. To understand how we manage interest rate risk, refer to note 20.
Sensitivity to interest rate changes
Based on our floating rate financial instruments outstanding at 31 December 2023, the effect on our net earnings of a 100 basis point increase in US dollar Secured Overnight Financing Rate (SOFR) interest rates, with all other variables held constant, would be an expense of US$5 million (2022:
US$26 million). This reflects the net debt position in 2023 and 2022.
We are also exposed to interest rate volatility within shareholders’ equity. This is because we have designated some cross currency interest rate swaps to be in a cash flow hedge relationship with our 2029 British pound sterling (GBP) loan. As we receive fixed GBP interest and pay fixed
United States dollar (USD) interest any change in the GBP interest rate or the USD interest rate will have an impact on the fair value of the derivative within shareholders’ equity. With all factors remaining constant, a 100 basis point increase in interest rates in each of the currencies in isolation would impact equity, before tax, by a charge of US$33 million (2022: US$35 million) for GBP and a credit of US$42 million (2022: US$48 million) for USD. A 100 basis point decrease would have broadly the same impact in the opposite direction.
(iv) Commodity price risk
Our broad commodity base means our exposure to commodity prices is diversified. Our normal policy is to sell our products at prevailing market prices. For certain physical commodity transactions for which the price was fixed at the contract date, we enter into derivatives to achieve the prevailing market prices at the point of revenue recognition. We do not generally consider that using derivatives to fix commodity prices would provide a long-term benefit to our shareholders.
Exceptions to this rule are subject to limits, and to defined market risk tolerances and internal controls.
Substantially all iron ore and aluminium sales are reflected at final prices at each reporting period. Final prices for copper concentrate, however, are normally determined between 30 and 180 days after delivery to our customer.
At 31 December 2023, we had 92 million pounds of copper sales (31 December 2022: 83 million pounds), that were provisionally priced at US 387 cents per pound (2022: US 380 cents per pound). The final price of these sales will be determined during the first half of 2024. A 10% change in the price of copper realised on the provisionally priced sales, with all other factors held constant, would increase or reduce net earnings by US$22 million (2022: US$19 million).
Power costs represent a significant portion of costs in our aluminium business and, therefore, we are exposed to fluctuations in power prices.
To mitigate our exposure to changes in the relationship between aluminium prices and power prices, we have a number of electricity purchase contracts that are directly linked to the daily official LME cash ask price for high-grade aluminium (LME price) and to the US Midwest Transaction
Premium (Midwest premium).
In accordance with IFRS 9, we apply hedge accounting to two embedded derivatives within our power contracts. The embedded derivatives
(notional aluminium forward sales) have been designated as the hedging instrument. The forecast aluminium sales, priced using the LME price and the Midwest premium, represent the hedged item.
The hedging ratio is 1:1, as the quantity of sales designated as being hedged matches the notional amount of the hedging instrument. The hedging instrument’s notional amount, expressed in equivalent metric tonnes of aluminium, is derived from our expected electricity consumption under the power contracts as well as other relevant contract parameters.
When we designate such embedded derivatives as the hedging instrument in a cash flow hedge, we recognise the effective portion of the change in the fair value of the hedging instrument in other comprehensive income, and it is accumulated in the cash flow hedge reserve. The amount that is recognised in other comprehensive income is limited to the lesser of the cumulative change in the fair value of the hedging instrument and the cumulative change in the fair value of the hedged item, in absolute terms. On realisation of the hedges, realised amounts are reclassified from reserves to consolidated sales revenue in the income statement.
We recognise any ineffectiveness relating to the hedging relationship immediately in the income statement.
Sources of ineffectiveness include differences in the timing of the cash flows between the hedged item and the hedging instrument, non-zero initial fair value of the hedging instrument, the existence of a cap on the Midwest premium in the hedging instrument and counterparty credit risk.
We held the following notional aluminium forward sales contracts embedded in the power contracts as at 31 December:

	2023
	Total	Within 1 year	Between 1 and 5 years	Between 5 and 10 years
Notional amount (in tonnes)	428,686	72,617	289,801	66,268
Notional amount (in US$ millions)	1,050	169	711	170
Average hedged rate (in US$ per tonne)	2,449	2,331	2,452	2,564

	2022
	Total	Within 1 year	Between 1 and 5 years	Between 5 and 10 years
Notional amount (in tonnes)	501,498	72,812	289,868	138,818
Notional amount (in US$ millions)	1,216	166	697	353
Average hedged rate (in US$ per tonne)	2,425	2,282	2,404	2,542
The impact on our financial statements of these hedging instruments and hedging items are:

	Aluminium embedded derivatives separated from the power contract (Hedging instrument)(a)			Highly probable forecast aluminium sales (Hedged item)
	Nominal US$m	Carrying amount US$m	Change in fair value in the period US$m	Cash flow hedge reserve(b) US$m	Change in fair value in the period US$m	Total hedging losses recognised in reserves US$m	Hedge ineffective- ness in the period gains/ (losses)(c) US$m	Losses reclassified from reserves to income statement(d) US$m
2023	1,050	(174)	3	(91)	(16)	(1)	4	(2)
2022	1,216	(189)	(119)	(87)	133	(110)	(9)	34
(a)Aluminium embedded derivatives (forward contracts and options) are contained within certain aluminium smelter electricity purchase contracts. The carrying amount of US$174 million (2022:
US$189 million) is shown within “Other financial assets and liabilities”.
(b)The difference between this amount and the total cash flow hedge reserve of the Group (shown in note 35) relates to our cash flow hedge on the sterling bond (refer to interest rate risk section).
(c)Hedge ineffectiveness is included in “net operating costs” (within “raw materials, consumables, repairs and maintenance” - refer to note 7) in the income statement.
(d)On realisation of the hedge, realised amounts are reclassified from reserves to consolidated sales revenue in the income statement.
There was no cost of hedging recognised in 2023 or 2022 relating to this hedging relationship.
Sensitivity analysis
Our commodity derivatives are impacted by changes in market prices. The table below summarises the impact that changes in aluminium market prices have on aluminium forward and option contracts embedded in power supply agreements outstanding at 31 December 2023. Any change in price will result in an offsetting change in our future earnings.

	Change in market prices	2023 US$m	2022 US$m
Effect on net earnings	+10%	(52)	(57)
	(10)%	67	83
Effect on equity	+10%	(81)	(90)
	(10)%	70	65
We exclude our “own use contracts” from this sensitivity analysis as they are outside the scope of IFRS 9. Our business units continue to hold these types of contracts to satisfy their expected purchase, sale or usage requirements.

Impact of climate change on our business - Upper Calliope Solar Farm power purchase agreement in Queensland
On 22 December 2023, as part of the program to develop renewable energy solutions for our Queensland aluminium assets, we entered into a long-term renewable 1.1GW power purchase agreement to buy renewable electricity and associated green products to be generated in the future from Upper Calliope Solar Farm. The contract is accounted for as a financial derivative with a zero fair value at inception and an immaterial fair value at year-end. It will require complex derivative measurement over the contract’s term categorised under level 3 with significant unobservable inputs related to future energy prices.

24 Financial instruments and risk management continued
(v) Foreign exchange risk
The broad geographic spread of our sales and operations means that our earnings, cash flows and shareholders’ equity are influenced by a wide variety of currencies. The majority of our sales are denominated in USD.
Our operating costs are influenced by the currencies of those countries where our mines and processing plants are located, and by those currencies in which we buy imported equipment and services. The USD, the Australian dollar (AUD) and the Canadian dollar (CAD) are the most important currencies influencing our costs. In any particular year, currency fluctuations may have a significant impact on our financial results. A strengthening of the USD against the currencies in which our costs are partly denominated has a positive effect on our net earnings. However, a strengthening of the USD reduces the value of non-USD denominated net assets, and therefore total equity.
In most cases our debt and other financial assets and liabilities, including intragroup balances, are held in the functional currency of the relevant subsidiary. There are instances where these balances are held in currencies other than the functional currency of the relevant subsidiary. This means we recognise exchange gains and losses in our income statement (except where they can be taken to equity) as these balances are translated into the functional currency of the relevant subsidiary. Our income statement also includes exchange gains and losses arising on USD net debt and intragroup balances. On consolidation, these balances are retranslated to our USD presentational currency and there is a corresponding and offsetting exchange difference recognised directly in the currency translation reserve. There is no impact on total equity.
Under normal market conditions, we do not consider that active currency hedging of transactions would provide long-term benefits to shareholders.
We review our exposure on a regular basis and will undertake hedging if deemed appropriate. We may deem currency protection measures appropriate in specific commercial circumstances. Capital expenditures and other significant financial items such as acquisitions, disposals, tax and dividend cash flows may be economically hedged.
Sensitivity analysis
The table below shows the estimated retranslation effect on financial assets and financial liabilities at 31 December, including intragroup balances, of a 10% strengthening in the closing exchange rate of the USD against significant currencies. We deem 10% to be the annual exchange rate movement that is reasonably probable (on an annual basis over the long run) for any of our significant currencies and therefore an appropriate representation for the sensitivity analysis.

	2023			2022
Currency exposure	Closing exchange rate US cents	Effect on net earnings US$m	Impact directly on equity US$m	Closing exchange rate US cents	Effect on net earnings US$m	Impact directly on equity US$m
Australian dollar	69	228	(1,036)	68	(319)	(986)
Canadian dollar	76	(361)	—	74	(219)	—
We calculate sensitivities in relation to the functional currencies of our individual entities. We translate the impact of these on net earnings into USD at the exchange rates on which the sensitivities are based. The impact to net earnings associated with a 10% weakening of a particular currency, shown above, is broadly offset within equity through movements in the currency translation reserve and therefore generally has no impact on our net assets. The offsetting currency translation movement is not shown in the table above. The impact is expressed in terms of the effect on net earnings and equity, assuming that each exchange rate moves in isolation. The sensitivities are based on financial assets and financial liabilities held at
31 December 2023, where balances are not denominated in the functional currency of the subsidiary or joint operation, and exclude financial assets and liabilities held by equity accounted units. These balances will not remain constant throughout 2024 and therefore this illustrative information should be used with caution.
Valuation hierarchy of financial instruments carried at fair value on a recurring basis
The table below shows the classifications of our financial instruments by valuation method in accordance with IFRS 13 “Fair Value Measurement” at
31 December.
All instruments shown as being held at fair value have been classified as fair value through the profit and loss unless specifically footnoted.

		2023					2022
		Held at fair value			Held at amortised cost US$m	Total US$m	Held at fair value			Held at amortised cost US$m	Total US$m
	Note	Level 1(a) US$m	Level 2(b) US$m	Level 3(c) US$m			Level 1(a) US$m	Level 2(b) US$m	Level 3(c) US$m
Assets
Cash and cash equivalents(d)	22	2,722	—	—	6,951	9,673	2,725	—	—	4,050	6,775
Investments in equity shares and funds(e)	23	85	—	96	—	181	147	—	75	—	222
Other investments, including loans(f)	23	896	—	228	153	1,277	2,018	—	229	28	2,275
Trade and other financial receivables(g)	17	9	1,383	—	1,851	3,243	18	1,306	—	1,441	2,765
Forward, option and embedded derivatives contracts, not designated as hedges(h)	23	—	28	26	—	54	—	16	51	—	67
Derivatives related to net debt(i)	23	—	87	—	—	87	—	2	—	—	2

Liabilities
Trade and other financial payables(j)	18	—	(47)	—	(6,277)	(6,324)	—	(30)	—	(6,455)	(6,485)
Forward, option and embedded derivatives contracts, designated as hedges(h)	23	—	—	(174)	—	(174)	—	—	(189)	—	(189)
Forward, option and embedded derivatives contracts, not designated as hedges(h)	23	—	(63)	(29)	—	(92)	—	(57)	(35)	—	(92)
Derivatives related to net debt(i)	23	—	(516)	—	—	(516)	—	(692)	—	—	(692)
Valuation is based on unadjusted quoted prices in active markets for identical financial instruments.
(b) Valuation is based on inputs that are observable for the financial instruments, which include quoted prices for similar instruments or identical instruments in markets which are not considered to be active, or inputs, either directly or indirectly based on observable market data.
(c)Valuation is based on inputs that cannot be observed using market data (unobservable inputs). The change in valuation of our level 3 instruments for the year to 31 December is as follows:

	2023	2022
Level 3 financial assets and liabilities	US$m	US$m
Opening balance	131	177
Currency translation adjustments	(2)	(4)
Total realised gains/(losses) included in:
– consolidated sales revenue	12	16
– net operating costs	(18)	365
Total unrealised gains included in:
– net operating costs	43	124
Total unrealised losses transferred into other comprehensive income through cash flow hedges	(1)	(110)
Additions to financial assets	29	41
Disposals/maturity of financial instruments	(47)	(478)
Closing balance	147	131
Net gains included in the income statement for assets and liabilities held at year end	31	103
(d)Our "cash and cash equivalents" of US$9,673 million (2022: US$6,775 million), includes US$2,722 million (2022: US$2,725 million) relating to money market funds which are treated as fair value through profit or loss (FVPL) under IFRS 9 with the fair value movements going into finance income.
(e)Investments in equity shares and funds include US$157 million (2022: US$153 million) of equity shares, not held for trading, where we have irrevocably elected to present fair value gains and losses on revaluation in other comprehensive income (FVOCI). The election is made at an individual investment level.
(f)Other investments, including loans, covers cash deposits in rehabilitation funds, government bonds, managed investment funds and royalty receivables.
(g)Trade receivables include provisionally priced invoices. The related revenue is initially based on forward market selling prices for the quotation periods stipulated in the contracts with changes between the provisional price and the final price recorded separately within “Other revenue”. The selling price can be measured reliably for the Group's products, as it operates in active and freely traded commodity markets. At 31 December 2023, US$1,362 million (2022: US$1,234 million) of provisionally priced receivables were recognised.
(h)Level 3 derivatives mainly consist of derivatives embedded in electricity purchase contracts linked to the LME, midwest premium and billet premium with terms expiring between 2025 and 2036
(2022: 2025 and 2036).
(i)Net debt derivatives include interest rate swaps and cross-currency swaps. As part of the ISDA Fallbacks Protocol, on 1 July 2023 we completed the transition of our US LIBOR derivatives to
SOFR on cessation of US LIBOR at 30 June 2023. There has been no impact on our hedging arrangements after taking into account the IFRS 9 LIBOR reform reliefs.
(j)Trade and other financial payables comprise trade payables, other financial payables, accruals and amounts due to equity accounted units within note 18.
There were no material transfers between level 1 and level 2, or between level 2 and level 3 in the current or prior year.
24 Financial instruments and risk management continued
Valuation techniques and inputs
The techniques used to value our more significant fair value assets/(liabilities) categorised under level 2 and level 3 are summarised below:

	2023	2022
Description	Fair value US$m	Fair value US$	Valuation technique	Significant Inputs
Level 2
Interest rate swaps	(163)	(356)	Discounted cash flows	–Applicable market quoted swap yield curves –Credit default spread
Cross currency interest rate swaps	(266)	(334)	Discounted cash flows	–Applicable market quoted swap yield curves –Credit default spread –Market quoted FX rate
Provisionally priced receivables	1,362	1,234	Closely related listed product	–Applicable forward quoted metal price
Level 3
Derivatives embedded in electricity contracts	(186)	(208)	Option pricing model	–LME forward aluminium price –Midwest premium and billet premium
Royalty receivables	214	209	Discounted cash flows	–Forward commodity price –Mine production
Sensitivity analysis in respect of level 3 financial instruments
For assets/(liabilities) classified under level 3, the effect of changing the significant unobservable inputs on carrying value has been calculated using a movement that we deem to be reasonably probable.
To value the long-term aluminium embedded power derivatives, we use unobservable inputs when the term of the derivative extends beyond observable market prices. Changing the level 3 inputs to reasonably possible alternative assumptions does not change the fair value significantly, taking into account the expected remaining term of contracts for either reported period. The fair value of these derivatives is a net liability of US$186 million at 31 December 2023 (2022: US$208 million).

Impact of climate change on our business - coal royalty receivables
At 31 December 2023, royalty receivables include amounts arising from our divested coal businesses with a carrying value of US$214 million
(2022: US$209 million). These are classified as “Other investments, including loans” within note 23. The fair values are determined using level
3 unobservable inputs. These royalty receivables include US$90 million from forecast production beyond 2030. These have not been adjusted for potential changes in production rates that could occur due to climate change targets impacting the operator.
The main unobservable input is the long-term coal price used over the life of these royalty receivables. A 15% increase in the coal spot price would result in a US$64 million increase (2022: US$68 million) in the carrying value. A 15% decrease in the coal spot price would result in a
US$39 million decrease (2022: US$18 million) in the carrying value. We have used a 15% assumption to calculate our exposure as it represents the annual coal price movement that we deem to be reasonably probable (on an annual basis over the long run).

Fair values disclosure of financial instruments
The following table shows the carrying amounts and fair values of our borrowings including those which are not carried at an amount which approximates their fair value at 31 December. The fair values of some of our financial instruments approximate their carrying values because of their short maturity, or because they carry floating rates of interest.

	2023		2022
	Carrying value US$m	Fair value US$m	Carrying value US$m	Fair value US$m
Listed bonds	8,607	8,672	6,631	6,649
Oyu Tolgoi project finance	3,850	4,090	3,770	3,928
Other	544	494	670	615
Total borrowings (including overdrafts)	13,001	13,256	11,071	11,192
Borrowings relating to listed bonds are categorised as level 1 in the fair value hierarchy while those relating to project finance drawn down by Oyu
Tolgoi use a number of level 3 valuation inputs. Our remaining borrowings have a fair value measured by discounting estimated cash flows with an applicable market quoted yield, and are categorised as level 2 in the fair value hierarchy.